FIFTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
                     [James Center, Tacoma, Pierce County, Washington]

         THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Fifth Amendment") is made as of the 15th day of February, 1999, by and among JS - JAMES CENTER ASSOCIATES, L. P., a Washington limited partnership, acting herein by and through its general partner, Johnson Capital Corp. ("Seller") and PACIFIC RETAIL TRUST, a Maryland real estate investment trust ("Purchaser").


                                               W I T N E S S E T H:

         WHEREAS, Seller and Purchaser have heretofore entered into that certain Agreement of Purchase and Sale dated October 6, 1998, as amended by that certain First Amendment to Agreement of Purchase and Sale dated November 24, 1998, that certain Second Amendment to Agreement of Purchase and Sale dated December __, 1998, that certain Third Amendment to Agreement of Purchase and Sale dated January 25, 1999, and that certain Fourth Amendment to Agreement of Purchase and Sale dated February 8, 1999 (as amended, the "Agreement"), pertaining to the real property located in Tacoma, Pierce County, Washington, such real property being more particularly described in the Agreement;

         WHEREAS, Seller and Purchaser hereby desire to amend the Agreement as more particularly set forth below;

         NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Seller and Purchaser agree as follows:

1. All capitalized terms used herein shall have the same meaning as defined in the Agreement, unless otherwise defined in this Fifth Amendment.

2. The Closing Date, as defined in Paragraph 1.1(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

                  March 24, 1999, unless further extended as provided in Paragraph 2.8 below. However, in the event Purchaser elects to extend the Closing Date, the Closing shall occur on or before five (5) days after the Purchaser obtains the SEPA Approval provided all of the conditions relating to the SEPA Approval set forth in the second sentence of Paragraph 2.8 have been satisfied.


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3.       Purchaser has received that certain  Assignment and Assumption of Lease and Second Amendment to Lease (the form and content of which is acceptable to Purchaser) fully executed by Associated Grocers, and this requirement is no longer a contingency to Closing.

4. Except as amended herein, the Agreement shall remain in full force and effect. In the event of any conflicts or inconsistencies between the provisions of this Fifth Amendment and the provisions of the Agreement, the provisions of this Fifth Amendment shall control.

5. This Fifth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Fifth Amendment, the parties may execute and exchange facsimile counterparts of the signature pages, and facsimile counterparts shall serve as originals.

         IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the date first above written.


                                JS - JAMES CENTER ASSOCIATES, L.P.,
                                a Washington limited partnership

                                By:      JOHNSON CAPITAL CORP.,
                                         its general partner



                                         By:  __________________________
                                         Name:__________________________
                                         Title:_________________________
                                                                       "Seller"

                                PACIFIC RETAIL TRUST,
                                a Maryland real estate investment trust


                                        By: ____________________________
                                        Name:___________________________
                                        Title:__________________________
                                                                     "Purchaser"






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